CROSSFIRST BANKSHARES, INC.
2018 OMNIBUS EQUITY INCENTIVE PLAN
PERFORMANCE SHARE AWARD

AGREEMENT
Date of Grant:

________________________________
Number of Performance Shares Granted:

________________________________

This Performance Share

Award Agreement (this "Performance Share Award Agreement"),
is entered into on ___________________________, by and between CrossFirst Bankshares, Inc., a Kansas Corporation (the "Company") and _________________ (the "Grantee").
RECITALS:
A.

Effective October 25, 2018, the Company

adopted the CrossFirst Bankshares, Inc.
2018 Omnibus Equity Incentive

Plan (the "Plan") pursuant to

which the Company may, from time
to time, grant Performance Shares to eligible Service Providers of the

Company and its Affiliates.

B.

The Grantee is

a Service Provider

of the Company

or one of

its Affiliates

and the
Company desires to grant to the Grantee Performance Shares relating to the Company's Shares on
the terms and conditions reflected in this Performance Share Award Agreement and the Plan.
AGREEMENT:

In

consideration

of

the

mutual

covenants

contained

herein

and

other

good

and

valuable
consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
Section 1.

Incorporation

of

the

Plan.

All

provisions

of

this

Performance

Share
Award

Agreement

and

the

rights

of

the

Grantee

hereunder

are

subject

in

all

respects

to

the
provisions of the Plan, the terms of which are incorporated herein by reference, and the powers of
the

Committee

therein

provided.

Capitalized

terms

used

in

this

Performance

Share

Award
Agreement but not defined herein have the meanings set forth in Plan.
Section 2.

Grant of Performance Shares.

As of the Date of

Grant identified above,
the

Company

hereby

grants

to

the

Grantee

and

credits

to

a

separate

account

maintained

on

the
books of the Company ("Account") that number of Performance Shares identified above opposite the heading

"Number of

Performance Shares

Granted" (the

"Performance Shares").

On any

date
each Performance

Share shall

represent a

right to

receive a

percentage (which

may be

less than
100%, 100%, or more than 100%) of a

Share, if the applicable terms and conditions

are satisfied.

The Grantee's interest in the Account

shall make the Grantee only a general,

unsecured creditor of
the Company.

Unless otherwise provided

for in the

Plan, the Performance

Shares may not

be sold,
transferred,

gifted,

bequeathed,

pledged,

assigned,

or

otherwise

alienated

or

hypothecated,
voluntarily or

involuntarily.

The rights

of the

Grantee with

respect to

the Performance

Shares shall

remain forfeitable at all times prior to the date on which such rights are vested (the date on which the Grantee's rights with respect to the Performance Shares become nonforfeitable is the "Vesting
Date").
Section 3.

Vesting and Settlement of

Performance Shares.

The Performance

Shares
may

be

settled

by

delivering

to

the

Grantee

or

his

or

he
r

B
eneficiary,

as

applicable,

either,

as
determined by the Company in

its sole discretion, (a) an amount

of cash equal to the

Fair Market
Value

of

a

Share

as

of

the

Vesting

Date

multiplied

by

the

number

of

Performance

Shares

that
become

vested

on

the

Vesting

Date,

or

(b)

a

number

of

Shares

equal

to

the

whole

number

of
Performance Shares

that become

vested on

the Vesting

Date.

The date

on which

the Company
pays cash or issues Shares

to the Grantee in connection

with vesting of a Performance

Share is the
settlement date.
Except as specifically provided

elsewhere under the Plan,

the restrictions on Performance

Shares
subject to this

Performance Share Award

Agreement will

lapse and the

Performance Shares

will
become vested in accordance with the following performance vesting terms and conditions:
[Insert Applicable Vesting

Terms]
Notwithstanding

the

foregoing,

(a)

the

Committee

may,

in

its

sole

discretion,

accelerate

the
Vesting

Date for

any or

all of

the Performance Shares,

if in

its judgment

the performance of

the
Grantee

has

warranted

such

acceleration

and/or

such

acceleration

is

in

the

best

interests

of

the
Company,

provided

that,

except

with

respect

to

Performance

Shares

granted

to

a

nonemployee
Director, the Vesting

Date may be not accelerated with respect to Performance Shares held by the
Grantee

for

less

than

a

year

from

the

Date

of

Grant;

(b)

if

the

Grantee's

position

as

a

Service
Provider with the Company or

any of its Affiliates

is terminated by reason

of the Grantee's death
or Disability, the Vesting

Date for all of the Performance

Shares automatically will be accelerated
to the

date of

the Grantee's

termination as

a Service

Provider and

such Performance

Shares will
vest at the

Target

level of performance

identified above; and

(c) if the

Grantee resigns his

or her
position as a Service Provider with the Company or any of its Affiliates due to "Retirement" after the

first

anniversary

of

the

Date

of

Grant,

the

Grantee

will

not

forfeit

any

of

the

Performance
Shares and instead shall vest, on the Vesting Date, in a pro rata portion of the Performance Shares to

which

the

Grantee

would

have

been

entitled

had

the

Grantee

not

resigned

on

account

of
Retirement.

For purposes of

this Performance Share

Award Agreement, the pro rata portion

of the
Performance

Shares

to

which

the

Grantee

is

entitled

to

if

the

Grantee

retires

during

the
Performance Period

after the

first anniversary

of the

Grant Date

shall be

determined by

multiplying
the number

of Performance

Shares

that

would have

vested

had

the

Grantee

remained a

Service
Provider for

the entire

Performance Period

by a

fraction, the

numerator of

which is

the total

number
of

days

during

the

Performance

Period

for

which

the

Grantee

was

a

Service

Provider

and

the
denominator of

which is

the total

number of

days in

the Performance

Period.

Furthermore, for
purposes

of

this

Performance

Share

Award

Agreement,

"Retirement"

means

the

Grantee
voluntarily

resigning

his

or

her

position

as

a

Service

Provider

after

(i)

attaining

age

55,

(ii)
providing 10

years of

service to

the Company

or its

Affiliates (for

purposes of

this Performance

Share Award

Agreement,

a

"year of

service"

is

a

consecutive 365

day

period

during

which

the
Grantee served as a Service Provider),

and (iii) six months have elapsed from

the date the Grantee
provided the General Counsel and Corporate Secretary of the Company, or his or her designee(s), with advance written notice of the Grantee's intent to resign due to Retirement.
Payment of the cash and/or Shares following the Vesting

Date shall be made by the Company to
the Grantee within the 60 day period following the Vesting

Date.
Section 4.

Cancellation of

Performance Shares.

Unless otherwise

provided in

this
Section 4 or in the Plan, if, prior to the

Vesting

Date, the Grantee's position as a Service Provider
to the Company

or any of

its Affiliates is

terminated for any

reason (other than

the Grantee's death,
Disability,

or Retirement) or

no reason,

the Grantee

shall thereupon

immediately forfeit

any and
all unvested Performance Shares,

all such unvested Performance

Shares shall be cancelled and

the
Grantee

shall

have

no

further

rights

under

this

Performance

Share

Award

Agreement.

For
purposes of

this Performance

Share Award

Agreement, the

transfer of

employment between

the
Company and any of its Affiliates (or between

Affiliates) shall not constitute a termination

of the
Grantee's position as a Service Provider.

Section 5.

Dividends and

Voting.

Prior to

a Performance

Share's Vesting

Date, the
Grantee shall be

entitled to receive

Dividend Equivalent payments

for any dividends

paid by the
Company on Shares, whether payable in Stock, in cash or in

kind, or other distributions, declared
as of a

record date that occurs

on or after

the Date of Grant

hereunder and prior

to any cancellation
of such Performance Shares, provided

that any such Dividend

Equivalent payments shall be held
in escrow

by the

Company and,

be subject

to the

same rights,

restrictions on

transfer and

conditions
applicable to the underlying Performance Shares.

In the event of cancellation of any

or all of the
Performance Shares, the

Grantee will forfeit

all Dividend Equivalent

payments held in escrow

and
relating to the underlying

cancelled Performance Shares.

The Grantee will have

no voting rights
with respect to any of the Performance Shares.
Section 6.

Tax

Withholding.

The Grantee shall

be required to

pay to the

Company,
and

the

Company

shall

have

the

right

to

deduct

from

any

compensation

paid

to

the

Grantee
pursuant

to

the

Plan,

the

amount

of

any

federal,

state,

and

local

withholding

obligations

of

the
Company with

respect to

the Performance

Shares.

The Company

will not

deliver Shares

to the
Grantee under

this Performance

Share Award

Agreement unless

the Grantee

has remitted

(or in
appropriate cases

agrees to

remit) or

otherwise provided

for the

satisfaction of

any withholding
obligation.

Unless specifically

denied by

the Committee, the

Grantee may

elect to satisfy

any such
withholding obligations by one or a combination of the following methods:
(a)

payment of an amount in cash equal to the amount to be withheld;
(b)

payment by tendering previously acquired Shares (either actually or by attestation)
valued at the Share's then Fair Market Value

and equal to the amount to be withheld;
(c)

requesting

that

the

Company

withhold

from

the

Shares

otherwise

issuable

to

the
Grantee Shares having a Fair Market Value

equal to or less than the amount to be withheld; or
(d)

withholding from any other compensation otherwise due to the Grantee.

To

the

extent

the

Committee

permits

withholding

through

either

the

payment

of

previously
acquired

Shares

or

withholding

from

Shares

otherwise

issuable

to

the

Grantee,

any

such
withholding

shall

be

in

accordance

with

any

rules

or

established

procedures

for

election

by
Participants,

including

any

rules

or

restrictions

relating

to

the

period

of

time

any

previously
acquired

Shares

have

been

held

or

owned,

including

any

elections,

the

irrevocability

of

any
election, or

any special

rules relating

to a

Grantee who

is an

officer

of the

Company within

the
meaning of Section 16 of the 1934 Act.
Section 7.

No Right

to Continue

as

a Service

Provider.

Neither the

Plan nor

this
Performance Share

Award

Agreement confers

upon

the Grantee

any

right to

be retained

in

any
position as an Employee, Consultant, or Director of the Company.

Further, nothing in the Plan or
this

Performance

Share

Award

Agreement

shall

be

construed

to

limit

the

discretion

of

the
Company to terminate the Grantee as a Service Provider at any time, with or without Cause.

Section 8.

Restrictive

Covenants.

In

consideration

for

the

granting

of

the
Performance Shares and in addition to any other restrictive agreements that the Grantee may have
entered

into

with

the

Company

or

an

Affiliate,

the

Grantee

accepts

and

agrees

to

be

bound

as
follows

(except

in

cases

in

which

the

following

covenants

conflict

with

the

terms

of

any
employment agreement

between the

Company or

an Affiliate

and the

Grantee; in

such cases

the
terms of such an employment agreement shall control):
8.1

Noncompetition.

During the time the Grantee is a Service Provider of the
Company

or

an

Affiliate

and

until

two

years

after

the

Grantee

ceases

to

be

a

Service
Provider

of

the

Company

or

an

Affiliate,

the

Grantee

will

not

contribute

his

or

her
knowledge,

directly

or

indirectly,

in

whole

or

in

part,

as

an

employee,

officer,

owner,
manager,

advisor,

consultant, agent,

partner,

director,

shareholder,

volunteer,

intern or

in
any

other

similar

capacity

to

an

entity

engaged

in

the

same

or

similar

business

as

the
Company and its Affiliates.
8.2

Nonsolicitation

of

Company

Service

Providers.

During

the

time

the
Grantee is a Service Provider of the

Company or an Affiliate

and until two years after the
Grantee ceases to

be a Service

Provider of

the Company

or an Affiliate,

the Grantee

will
not

directly

or

indirectly,

solicit,

hire,

recruit,

attempt

to

hire

or

recruit,

or

induce

the
termination of employment of any

other Service Provider of the Company

or its Affiliates.
8.3

Nonsolicitation of Company

Customers.

During the time

the Grantee is
a Service

Provider of

the Company

or an

Affiliate

and until

two years

after the

Grantee
ceases to

be a

Service Provider

of the

Company or

an Affiliate,

the Grantee

will not

directly
or

indirectly,

solicit,

contact (including,

but

not

limited

to,

e-mail,

regular mail,

express
mail,

telephone,

fax,

and

instant

message),

attempt

to

contact

or

meet

with

the

current,
former or

prospective customers

of the

Company or

any of

its Affiliates

for purposes

of
offering or accepting goods or services similar to or competitive with those offered by the
Company or any of its Affiliates.
8.4

No Detrimental Communications.

The Grantee agrees not to disclose

or
cause to be disclosed at any time any untrue,

negative, adverse or derogatory comments or

information about

the Company,

any Affiliate,

about any

product or

service provided

by
the Company, or about prospects for the future of the Company.
8.5

Confidentiality.

The

Grantee

acknowledges

that

it

is

the

policy

of

the
Company

to

maintain

as

confidential

all

customer

lists

and

information

relating

to

the
Company's

customers,

their

businesses,

operations,

employees

and

customers
("Confidential Information").

The Grantee recognizes that the Confidential Information

is
the

sole

and

exclusive

property

of

the

Company,

and

that

disclosure

of

Confidential
Information

would

cause

damage

to

the

Company.

The

Grantee

shall

not

at

any

time
disclose or authorize

the disclosure

of Confidential Information

that (a) is

disclosed to or
known by

the Grantee

as result

of as

a consequence

of or

through the

Grantee's performance
of services for the Company,

(b) is not publicly or

generally known outside the Company
and (c)

relates in

any

manner

to the

Company's

business.

This obligation

will

continue
even though the Grantee's service to the Company may have terminated.

This Section 8.5
shall apply

in addition

to, and

not in

derogation

of any

other

confidentiality

agreements
that may exist, now or in the future, between the Grantee and the Company.
8.6

Breach

of

Covenants.

In

the

event

of

a

breach

of

any

of

the

covenants
contained in

this Section

8: (a)

any unvested

portion of

the Performance

Shares shall

be
forfeited effective as

of the date of

such breach, unless sooner

terminated by operation of
another term or

condition of this

Performance Share Award Agreement or

the Plan; and

(b)
the

Grantee

hereby

consents

and

agrees

that

the

Company

shall

be

entitled

to

seek,

in
addition

to

other

available

remedies,

a

temporary

or

permanent

injunction

or

other
equitable

relief

against

such

breach

or

threatened

breach

from

any

court

of

competent
jurisdiction, without the necessity of showing any

actual damages or that money damages
would not

afford

an adequate

remedy,

and without

the necessity

of posting

any bond

or
security.

The aforementioned

equitable relief

shall be

in addition

to, not

in lieu

of, legal
remedies, monetary damages or other available forms of relief.
Section 9.
Compliance with

Law.

The issuance

and transfer

of Shares

shall be

subject
to compliance

by the

Company

and the

Grantee with

all applicable

requirements of

federal and
state

securities

laws

and

with

all

applicable

requirements

of

any

stock

exchange

on

which

the
Company's Shares

may be listed.

No Shares shall

be issued with

respect to the

Performance Shares
unless and until any then applicable requirements of state

or federal laws and regulatory agencies
have been

fully complied

with to

the satisfaction

of the

Company

and its

counsel. The

Grantee
understands that the Company is under no obligation

to register the Shares with the Securities and
Exchange

Commission,

any

state

securities

commission

or

any

stock

exchange

to

effect

such
compliance.
Section 10.

Notices.

Any

notice

required

to

be

delivered

to

the

Company

under this
Performance Share

Award

Agreement shall

be in

writing and

addressed to

the General

Counsel
and Corporate Secretary of the Company at the

Company's principal corporate office.

Any notice
required to be

delivered to the

Grantee under this

Performance Share Award

Agreement shall be
in writing

and addressed

to the

Grantee

at the

Grantee's

address as

shown

in the

records

of the
Company.

Either party may designate another address in writing (or such other method approved by the Company) from time to time.

Section 11.

Governing

Law.

This

Performance

Share

Award

Agreement

will

be
construed and

interpreted

in

accordance with

the

laws

of

the

State

of

Kansas

without

regard to
conflict of law principles.
Section 12.

Adjustments.

If

any

change

is

made

to

the

outstanding

Stock

or

capital
structure of the

Company,

if required, the

Performance Shares

shall be adjusted

or terminated in
any manner as contemplated by the Plan.
Section 13.

Amendment.

This Performance

Share Award Agreement may be

amended
in

a

manner that

is

materially

adverse

to

the

Grantee

only

by

a

writing

executed by

the

parties
hereto which specifically states that it is amending this Performance Share Award

Agreement.
Section 14.

Clawback

Policy.

The

Performance

Shares

may

be

subject

to

certain
provisions of the Dodd-Frank Wall

Street Reform and Consumer Protection Act of 2010 (“Dodd-
Frank”) or any

other compensation clawback

policy that is

adopted by the

Committee and that

will
require the

Company to

be able

to claw

back compensation

paid to

its executives

under certain
circumstances.

Grantee

acknowledges

that

the

Performance

Shares

may

be

clawed

back

by

the
Company in

accordance with

any policies

and procedures

adopted by

the Committee

in order

to
comply with Dodd Frank or as set forth in this Performance Share Award

Agreement.

Section 15.

Interpretation.

Any

dispute

regarding

the

interpretation

of

this
Performance Share

Award

Agreement shall

be submitted

by the

Grantee or

the Company

to the
Committee for review.

The resolution of

such dispute by

the Committee shall

be final and

binding
on the Grantee and the Company.
Section 16.

Titles.

Titles are provided herein for convenience only and

are not to serve
as a basis for interpretation or construction of this Performance Share Award Agreement.
Section 17.

Section

409A

Compliance.

It

is

the

intent

of

the

Company

that

all
payments

made

under

this

Performance

Share

Award

Agreement

will

be

exempt

from

Section
409A of the Code and the Treasury

regulations and guidance issued thereunder ("Section 409A")
pursuant to the

“short-term deferral”

exemption.

Notwithstanding any provision

of the Plan

or
this

Performance

Share

Award

Agreement

to

the

contrary,

(i)

this

Performance

Share

Award
Agreement shall not be amended in any manner that would cause any amounts payable hereunder that are not subject to Section 409A to become subject thereto (unless they also are in compliance
therewith), and

the provisions

of any

purported amendment

that may

reasonably be

expected to
result in such non-compliance

shall be of no force

or effect with respect to

this Performance Share
Award

Agreement and (ii)

the Company,

to the extent it

deems necessary or advisable

in its sole
discretion,

reserves

the

right,

but

shall

not

be

required,

to

unilaterally

amend

or

modify

this
Performance Share Award Agreement to reflect the intention that the

Plan qualifies for exemption
from or

complies with

Section 409A

in a

manner that

as closely

as practicable

achieves the

original
intent of this Performance Share Award Agreement

and with the least reduction, if any, in overall
benefit

to

a

Grantee

to

comply

with

Section

409A on

a

timely

basis,

which may

be

made

on

a
retroactive basis,

in accordance

with regulations

and other

guidance issued

under Section

409A.

Neither the

Company nor

the Committee

makes any

representation that

this Performance

Share
Award Agreement

shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to this Performance Share Award

Agreement.

Section 18.

Successors and Assigns.

The Company may assign any of its rights under
this

Performance

Share

Award

Agreement.

This

Performance

Share

Award

Agreement

will

be
binding upon and inure

to the benefit of

the successors and assigns

of the Company. Subject to the
restrictions on transfer set forth herein, this Performance Share Award Agreement will be binding upon the

Grantee and

the Grantee's

beneficiaries, executors,

administrators and

the person(s)

to
whom the Performance Shares may be transferred by will or the laws of descent or distribution.
Section 19.

Severability.

The

invalidity

or

unenforceability

of

any

provision

of

the
Plan or this Performance Share Award Agreement shall not affect the validity or enforceability of any other provision of the

Plan or this Performance Share

Award

Agreement, and each provision
of the

Plan and

this Performance

Share Award

Agreement shall

be severable

and enforceable

to
the extent permitted by law.
Section 20.

No

Impact

on

Other

Benefits.

The

value

of

the

Grantee's

Performance
Shares is not

part of his

or her normal

or expected compensation

for purposes of

calculating any
severance, retirement, welfare, insurance or similar employee benefit.
Section 21. Counterparts.

This

Performance

Share

Award

Agreement

may

be
executed in counterparts, each of which shall be deemed an original but all of which together will constitute

one

and

the

same

instrument.

Counterpart

signature

pages

to

this

Performance Share
Award Agreement transmitted by facsimile transmission, by electronic mail in portable document format

(.pdf),

or

by

any

other

electronic

means

intended

to

preserve

the

original

graphic

and
pictorial appearance

of

a

document, will

have

the

same effect

as physical

delivery of

the

paper
document bearing an original signature.
Section 22.

Acceptance.

The

Grantee

hereby

acknowledges

receipt

of

a

copy

of

the
Plan and this Agreement. The Grantee has read and understands the terms and provisions thereof, and accepts the Performance Shares subject to all of

the terms and conditions of the Plan and this
Performance Share Award

Agreement.

Section 23.

Entire

Agreement and

Binding Effect.

This Performance

Share Award
Agreement and the Plan constitute

the entire contract between

the parties hereto with regard

to the
subject matter

hereof.

They supersede

any other

agreements, representations

or understandings
(whether oral

or written

and whether

express or

implied) that

relate to

the subject

matter hereof.

Except as expressly

stated herein to

the contrary,

this Performance Share

Award

Agreement will
be binding upon

and inure to

the benefit of

the respective heirs,

legal representatives, successors
and assigns of the parties hereto.
[Signature Page Follows]

The parties to this

Performance Share Award

Agreement have executed this

Performance
Share Award

Agreement as of the date provided in the preamble to this agreement.
CROSSFIRST BANKSHARES, INC.
By: _____________________
Name:___________________
Title:____________________
[GRANTEE NAME]
By: _____________________
Name:___________________